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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2006

                               QUANTUM ENERGY INC.
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             (Exact name of Registrant as specified in its charter)

                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)

            333-118138                                  98-0428608
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    (Commission File Number)              (I.R.S. Employer Identification No.)


             1453 Johnston Road #71524 White Rock, British Columbia
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                    (Address of Principal Executive Offices)

                                  604-592-3577
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act
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       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
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       Exchange Act (17 CFR 240.14d-2(b))
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[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
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       Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.


On September 1, 2006, the Company accepted the resignation of Georgina Martin as a member of the Board of Directors of the Corporation.

The resignation of Mrs. Martin was not as a result of any disagreement with the Company on any matters relating to the Company's operations, policies, or practices.








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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               QUANTUM ENERGY INC.



/s/ Ted Kozub
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Ted Kozub, President



Date:  September 7, 2006